UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 2, 2018 (September 6, 2018)

Commission File Number	Exact name of Registrant as specified in its charter, Address of principal executive offices and Telephone number	State of incorporation	I.R.S. Employer Identification Number
001-35979	HD SUPPLY HOLDINGS, INC. 3400 Cumberland Boulevard Atlanta, Georgia 30339 (770) 852-9000	Delaware	26-0486780

333-159809	HD SUPPLY, INC. 3400 Cumberland Boulevard Atlanta, Georgia 30339 (770) 852-9000	Delaware	75-2007383

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

On September 10, 2018, HD Supply Holdings, Inc. and HD Supply, Inc. (“HD Supply”) filed a current report on Form 8-K reporting that, effective September 6, 2018, William P. Stengel, Senior Vice President, President and Chief Executive Officer, HD Supply Facilities Maintenance, had separated employment with HD Supply but agreed to remain employed in a temporary capacity through October 1, 2018 to assist in transitioning his responsibilities. This Form 8-K/A is being filed to disclose the material terms of Mr. Stengel’s separation package, the terms of which were not finalized as of the time of filing of the current report on Form 8-K on September 10, 2018.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers.

On September 28, 2018, in connection with Mr. Stengel’s separation, HD Supply and Mr. Stengel entered into a separation agreement. Pursuant to his separation agreement, contingent upon compliance with the terms and conditions of customary release, non-competition and non-solicitation provisions contained in the separation agreement, together with his agreement to remain employed in a temporary capacity through October 5, 2018 to assist in transitioning his responsibilities, Mr. Stengel will receive two years of salary continuation, a cash bonus based on HD Supply Facilities Maintenance fiscal 2018 performance, and a $30,552 net-of-tax cash payment in lieu of benefits. He will also retain his company car, laptop and related accessories, and cell phone, at a company cost of approximately $120,500. Under the terms of the separation agreement, Mr. Stengel’s unvested options to purchase 54,142 shares and 12,408 unvested restricted shares will vest on October 5, 2018.

The foregoing summary of the separation agreement does not purport to be complete and is qualified in its entirety by reference to the separation agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1	Separation Agreement and Release of Claims, dated September 28, 2018, by and between HD Supply and William P. Stengel.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2018	HD Supply Holdings, Inc.

	By:	/s/ Dan S. McDevitt
Dan S. McDevitt
General Counsel and Corporate Secretary

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 2, 2018	HD Supply, Inc.

	By:	/s/ Dan S. McDevitt
Dan S. McDevitt
General Counsel and Corporate Secretary